Exhibit 21.1 LISTING OF SUBSIDARIES (as of December 31, 2019) ENTITY STATE OF ORIGIN Physicians Realty Trust Maryland Physicians Realty L.P. Delaware Ziegler-Texas 8, LLC Wisconsin Ziegler-El Paso 8 Limited Partnership Wisconsin Ziegler-Illinois 12, LLC Wisconsin Ziegler-Michigan 12, LLC Wisconsin Ziegler-Tennessee 14, LLC Wisconsin Ziegler-Maine 15, LLC Wisconsin Ziegler-Wisconsin 16, LLC Wisconsin Ziegler-Illinois 18, LLC Wisconsin Ziegler-Ohio 19, LLC Wisconsin Ziegler-Arizona 23, LLC Wisconsin Ziegler-Wisconsin 24, LLC Wisconsin Sandwich Development Partners, LLC Illinois Remington Development Partners, LLC Illinois DOC-FSH El Paso Medical Center, LLC Wisconsin DOC-FSH El Paso Medical Center Partners, LLC Wisconsin DOC-LifeCare Plano LTACH Wisconsin DOC-CCSC Crescent City Surgical Centre, LLC Wisconsin Crescent City Surgical Centre Facility, L.L.C. Louisiana DOC-MP TXAZ, LLC Wisconsin DOC-Greymark HQ OKC MOB, LLC Wisconsin DOC-SSH Slidell Surgical Center, LLC Wisconsin DOC-CONS Columbus MOB, LLC Wisconsin Eastwind MOB, LLC Ohio DOC-CCSC Crescent City Land, LLC Wisconsin DOC-FSH San Antonio Hospital, LLC Wisconsin DOC-FSH San Antonio MOB, LLC Wisconsin DOC-PDMC Atlanta, LLC Wisconsin DOC-LifeCare Pittsburgh LTACH, LLC Wisconsin DOC-LifeCare Ft. Worth LTACH, LLC Wisconsin DOC-Pinnacle Harrisburg MOBs, LLC Wisconsin DOC-SBO MOB, LLC Wisconsin DOC-Grenada MOB, LLC Wisconsin DOC-Carmel MOB, LLC Wisconsin DOC-MSMOC Jackson MOB, LLC Wisconsin DOC-Premier Landmark MOBs, LLC Wisconsin DOC-Summit Bloomington MOB, LLC Wisconsin DOC-Renaissance Oshkosh MOB, LLC Wisconsin DOC-Baylor Mansfield ASC, LLC Wisconsin DOC-SIM Monroe ASC, LLC Wisconsin DOC-Oaks Lady Lake MOB, LLC Wisconsin DOC-CRMC Carlisle, MOB LLC Wisconsin

ENTITY STATE OF ORIGIN DOC-Indiana 7 MOB, LLC Wisconsin DOC-2625 Market Place MOB, LLC Wisconsin DOC-4518 Union Deposit MOB, LLC Wisconsin DOC-4520 Union Deposit MOB, LLC Wisconsin DOC-240 Grandview Avenue MOB, LLC Wisconsin DOC-32 Northeast Drive MOB, LLC Wisconsin DOC-1755 Curie Drive MOB, LLC Wisconsin DOC-3100 Lee Trevino Drive MOB, LLC Wisconsin DOC-9999 Kenworthy Street MOB, LLC Wisconsin DOC-9085 Southern Street MOB, LLC Wisconsin Southern Point LLC Delaware DOC-3100 Plaza Properties Boulevard MOB, LLC Wisconsin Zangmeister Center LLC Delaware DOC-170 Taylor Station Road MOB, LLC Wisconsin COG Real Estate Partners II, LLC Ohio DOC-560 North Cleveland Avenue MOB, LLC Wisconsin Cardinal Westerville II LLC Ohio DOC-Middletown Medical MOBs, LLC Wisconsin DOC-2633 Napoleon Avenue MOB, LLC Wisconsin DOC-207 Stonebridge Boulevard ASC, LLC Wisconsin DOC-DG Holding, LLC Wisconsin DOC-2422 20th Street SW MOB, LLC Wisconsin DOC-3400 West 66th Street MOB, LLC Wisconsin MMB Medical Partners, LLC Delaware MTKA II MP LLC Delaware VH Medical Partners LLC Delaware Crystal Medical Building, LLC Minnesota Savage Medical Building, LLC Minnesota Dell Medical Building, LLC Minnesota DOC-MSM Greenwood MOBs, LLC Wisconsin CAN Real Estate, LLC Indiana DOC-Indiana American MOBs, LLC Wisconsin DOC-MP Holding, LLC Wisconsin DOC-4352 North Josey Lane MOB, LLC Wisconsin DOC-7308 Bridgeport Way W MOB, LLC Wisconsin DOC-309 Renaissance, LLC Wisconsin DOC-CCP MOBs, LLC New York DOC-2511 Terra Crossing Boulevard MOB, LLC Wisconsin DOC-9118 Bluebonnet Centre Boulevard MOB, LLC Wisconsin DOC-19900 Haggerty Road MOB, LLC Wisconsin DOC-679 East County Line Road MOB, LLC* Wisconsin DOC-600 Health Park Boulevard MOB, LLC Wisconsin DOC-5319 Hoag Drive MOB, LLC Wisconsin DOC-15255 Max Leggett Parkway MOB, LLC Wisconsin DOC-3833 Coon Rapids Boulevard NW MOB, LLC Wisconsin DOC-2605 East Creeks Edge Drive MOB, LLC Wisconsin DOC-1701B Pelham Road South MOB, LLC Wisconsin DOC-1710 North Randall Road MOB, LLC Wisconsin

ENTITY STATE OF ORIGIN DOC-250 Fame Avenue MOB, LLC Wisconsin DOC-3602 Kyoto Gardens Drive MOB, LLC Wisconsin DOC-5401 South Congress Avenue MOB, LLC Wisconsin DOC-3730 Plaza Way MOB, LLC Wisconsin DOC-2030 Stringtown Road MOB, LLC Ohio DOC-3815 East Bell Road MOB, LLC Wisconsin DOC-13555 West McDowell Road MOB, LLC Wisconsin DOC-10815 West McDowell Road MOB, LLC Wisconsin DOC-9250 North 3rd Street MOB, LLC Wisconsin DOC-MP Kyle, LLC Wisconsin DOC-Katy Medical MOBs, LLC Wisconsin DOC-7277 Smith’s Mill Road MOB, LLC Wisconsin DOC-16838 East Palisades Boulevard MOBs, LLC Wisconsin DOC-Great Falls Holding, LLC Wisconsin DOC-2000 Lewis Turner Boulevard MOB, LLC Wisconsin DOC-2101 Northside Drive MOB, LLC Wisconsin DOC-411 North Section Street MOB, LLC Wisconsin DOC-1624 North McKenzie Street MOB, LLC Wisconsin DOC-669 South McKenzie Street MOB, LLC Wisconsin DOC-12601 Sorrento Road MOB, LLC Wisconsin DOC-5150 North Davis Highway MOB, LLC Wisconsin DOC-1299 Industrial Drive MOB, LLC Wisconsin DOC-5101 North Davis Highway MOB, LLC Wisconsin DOC-10800 Panama City Beach Parkway MOB, LLC Wisconsin DOC-12600 Sorrento Road MOB, LLC Wisconsin DOC-4397 Ronald Reagan Boulevard ASC, LLC Wisconsin DOC-3510 Old Washington Road MOB, LLC Wisconsin DOC-LM Kansas City MOB, LLC Wisconsin DOC-3311 North 44th Street MOBs, LLC Wisconsin DOC-1203 Smizer Mill Road MOB, LLC Wisconsin DOC-Nashville MOB, LLC Wisconsin Cambridge Nashville Medical Center, L.P. Tennessee DOC-1709 Medical Park Drive MOB, LLC Wisconsin DOC-1155 SE Monterey Road ASC, LLC Wisconsin DOC-Davis Group MOB Portfolio, LLC Wisconsin DOC-300 Lake Drive East MOB, LLC Wisconsin DOC-1609 Hospital Parkway MOB, LLC Wisconsin DOC-2405 North Columbus Street MOB, LLC Wisconsin DOC-21 Laurel Avenue MOB, LLC Wisconsin DOC-67 Prospect Avenue MOB, LLC Wisconsin DOC-6220 West Bell Road ASC, LLC Wisconsin DOC-833 St. Vincent’s Drive MOB, LLC Wisconsin DOC-2660 10th Avenue South MOB, LLC Wisconsin DOC-2700 10th Avenue South MOB, LLC Wisconsin DOC-633 Emerson Road MOB, LLC Wisconsin DOC-5757 Harper Drive NE MOB, LLC Wisconsin DOC-2947 Rodeo Park Drive East MOB, LLC Wisconsin DOC-2213 Decatur Highway ASC, LLC Wisconsin

ENTITY STATE OF ORIGIN DOC-2900 Curve Crest MOB, LLC Wisconsin DOC-14688 Everton Avenue MOB, LLC Wisconsin DOC-FREH El Paso, LLC* Wisconsin DOC-1624 South I Street MOB, LLC Wisconsin DOC-1802 South Yakima Street MOB, LLC Wisconsin DOC-34509 9th Avenue South MOB, LLC Wisconsin DOC-100 East Liberty Street MOB, LLC Wisconsin DOC-250 East Liberty Street MOB, LLC Wisconsin DOC-3920 Dutchmans Lane MOB, LLC Wisconsin DOC-1903 West Hebron Lane MOB, LLC Wisconsin DOC-1111 West Frank Avenue MOB, LLC Wisconsin DOC-1105 West Frank Avenue MOB, LLC Wisconsin DOC-225 Abraham Flexner Way MOB, LLC Wisconsin DOC-Harrodsburg Road MOBs, LLC Wisconsin DOC-1451 Harrodsburg Road MOB, LLC Wisconsin DOC-4419 North Highway 7 MOB, LLC Wisconsin DOC-1 St. Vincent Circle MOB, LLC Wisconsin DOC-5 St. Vincent Circle MOB, LLC Wisconsin DOC-908 North Howard MOB, LLC Wisconsin DOC-401 East Gold Coast Road MOB, LLC Wisconsin DOC-1118 NW 16th Street MOB, LLC Wisconsin DOC-4075 East 128th Avenue MOB, LLC Wisconsin DOC-350 Peak One Drive MOB, LLC Wisconsin DOC-3101 Summit View Drive MOB, LLC Wisconsin DOC-1301 West Frank Avenue MOB, LLC Wisconsin DOC-6401 Kimball Drive MOB, LLC Wisconsin DOC-11311 Bridgeport Way MOB, LLC Wisconsin DOC-1149 Market Street MOB, LLC Wisconsin DOC-1900 Bluegrass Avenue MOB, LLC Wisconsin DOC-4500 Churchman Avenue MOB, LLC Wisconsin DOC-2111 Landmark Circle MOB, LLC Wisconsin DOC-1351 East McPherson Highway MOB, LLC Wisconsin DOC-12635 West Bluemound Road MOB, LLC Wisconsin DOC-1905 West Hebron Lane MOB, LLC Wisconsin DOC-3200 West 33rd Street MOB, LLC Wisconsin DOC-310 North 9th Street MOB, LLC Wisconsin DOC-725 Glenwood Drive MOB, LLC Wisconsin DOC-810 East Rosser Avenue MOB, LLC Wisconsin DOC-1212 East Main Street MOB, LLC Wisconsin DOC-1310 East Main Avenue MOB, LLC Wisconsin DOC-1708 South Yakima Street MOB, LLC Wisconsin DOC-2116 West Faidley Avenue MOB, LLC Wisconsin DOC-2255 East Mossy Oaks Drive MOB, LLC Wisconsin DOC-2420 South State Street MOB, LLC Wisconsin DOC-2500 Sunset Drive NW MOB, LLC Wisconsin DOC-3219 Central Avenue MOB, LLC Wisconsin DOC-4402 Churchman Avenue MOB, LLC Wisconsin DOC-7440 West 91st Street MOB, LLC Wisconsin

ENTITY STATE OF ORIGIN DOC-11045 Lansing Circle MOB, LLC Wisconsin DOC-11109 South 84th Street MOB, LLC Wisconsin DOC-12809 West Dodge Road MOB, LLC Wisconsin DOC-16221 St. Vincent Way MOB, LLC Wisconsin DOC-16940 Lakeside Hills Plaza MOB, LLC Wisconsin DOC-17030 Lakeside Hills Plaza MOB, LLC Wisconsin DOC-17198 St. Luke’s Way MOB, LLC Wisconsin DOC-2001 Beam Avenue MOB, LLC Wisconsin DOC-Ocala Villages, LLC Wisconsin DOC-100 Pilot Medical Drive MOB, LLC Wisconsin DOC-DG Hazelwood MOB, LLC Wisconsin DOC-Unity Lafayette MOBS, LLC Wisconsin DOC-Medical Village at Maitland, LLC Wisconsin DOC-225 Crosslake Drive MOB, LLC Wisconsin DOC-1003 Reserve Boulevard MOB, LLC Wisconsin DOC-1320 Broadcasting Road MOB, LLC Wisconsin DOC-8116 Good Luck Road MOB, LLC Wisconsin DOC-Dutchmans Lane Property, LLC Wisconsin DOC-4100 Park Forest MOB (Unit 4), LLC* Michigan DOC-4100 Park Forest MOB, LLC Michigan DOC-4000 Medical Center Drive MOB, LLC Wisconsin DOC-5100 West Taft Road MOB, LLC Wisconsin DOC-Desert Cove MOB, LLC* Wisconsin DOC-1561 Ulster Avenue MOB, LLC* Delaware CEI Drive MOB, LLC Ohio DOC-20745 North Scottsdale Road MOB, LLC Wisconsin DOC-3925 North Gateway Drive MOB, LLC Wisconsin DOC-6734 Route 9 MOB, LLC Wisconsin DOC-Scottsdale IRF, LLC Wisconsin DOC-4033 Eastern Sky Drive MOB, LLC Wisconsin DOC-4921 Long Prairie Road MOB, LLC Wisconsin DOC-4951 Long Prairie Road MOB, LLC Wisconsin DOC-4780 North Josey Lane MOB, LLC Wisconsin DOC-5000 Long Prairie Road MOB, LLC Wisconsin DOC-201 North Mountain Road MOB, LLC Wisconsin DOC-1050 SE Monterey Road MOB, LLC Wisconsin DOC-1301 Barbara Jordan Boulevard MOB, LLC Wisconsin DOC-LM Brandon MOB, LLC Wisconsin DOC-1315 Barbara Jordan Boulevard, LLC Wisconsin DOC-2412 Cuming Street MOB, LLC Wisconsin DOC-13950 Brandywine Road MOB, LLC Wisconsin DOC-1455 Higdon Ferry Road MOB, LLC Wisconsin DOC-3135 West Broadway Street MOB, LLC Wisconsin DOC-2501 Citico Avenue MOB, LLC Wisconsin DOC-7710 Mercy Road MOB, LLC Wisconsin DOC-200 Heart Center Lane MOB, LLC Wisconsin DOC-One Mercy Lane MOB, LLC Wisconsin DOC-1213 15th Avenue W MOB, LLC Wisconsin

ENTITY STATE OF ORIGIN DOC-6829 North 72nd Street MOB, LLC Wisconsin DOC-808 3rd Street SE MOB, LLC Wisconsin DOC-1108 1st Street SE MOB, LLC Wisconsin DOC-2215 East Villa Maria MOB, LLC Wisconsin DOC-1662 Higdon Ferry Road MOB, LLC Wisconsin DOC-811 2nd Street SE MOB, LLC Wisconsin DOC-2700 East 29th Street MOB, LLC Wisconsin DOC-118 Womens Center Lane MOB, LLC Wisconsin DOC-8096 Twin Beech Road MOB, LLC Wisconsin DOC-2105 East Enterprise Avenue MOB, LLC Wisconsin DOC-13950 Brandywine Road MOB, LLC Wisconsin STV Carmel MOB, LLC Delaware STV Fishers MOB, LLC Delaware CP MOB I and II, LLC Delaware TL MOB, LLC Delaware DOC-3410 Worth St. MOB, LLC Wisconsin DOC-3601 CCI Drive MOB, LLC Wisconsin DOC-MedCore Realty HSP, LLC Wisconsin DOC-1124 East McKellips Road MOB, LLC Wisconsin DOC-2945 Hazelwood Street MOB, LLC Wisconsin DOC-3316 West 66th Street MOB, LLC Wisconsin DOC-8515 Eagle Point Boulevard MOB, LLC Wisconsin DOC-9160 Carothers Parkway MOB, LLC Wisconsin DOC-DG CityPlace MOB, LLC Wisconsin DOC-Deauville Boulevard MOBs, LLC Wisconsin DOC-1225 South Broadway MOB, LLC Wisconsin DOC-250 West 96th Street MOB, LLC Wisconsin DOC-500 Medical Center Boulevard MOB, LLC Wisconsin DOC-631 Professional Drive MOB, LLC Wisconsin DOC-3855 Pleasant Hill Road MOB, LLC Wisconsin DOC-7330 North 99th Avenue MOB, LLC Wisconsin DOC-10401 Spotsylvania Avenue MOB, LLC* Wisconsin DOC-14655 Galaxie Avenue MOB, LLC Wisconsin DOC-CCH HMG Portfolio, LLC Wisconsin DOC-105 West Stone Drive MOB, LLC Wisconsin DOC-1110 West Peachtree Street NW MOB, LLC Wisconsin DOC-9726 Touchton Road MOB, LLC Wisconsin DOC-DG Sandusky MOB, LLC Wisconsin DOC-TL Slidell Hospital, LLC Wisconsin DOC-DG Cincinnati MOB, LLC Wisconsin DOC-5146 Preston Avenue ASC, LLC Wisconsin DOC-2600 Scripture Street MOB, LLC Wisconsin DOC-886 McKinley Avenue MOB, LLC Wisconsin DOC-NNGS Pensacola PT MOB, LLC Wisconsin DOC-Pensacola Summit ASC, LLC Wisconsin DOC-Shell Ridge Plaza MOB, LLC Wisconsin DOC-7260 Shadeland Station POB, LLC Wisconsin

ENTITY STATE OF ORIGIN DOC-DG CityPlace II MOB, LLC Wisconsin DOC-5555 Peachtree Dunwoody Road NE MOB, LLC Wisconsin DOC-7240/7330 Shadeland Station POB, LLC Wisconsin DOC-CHI Rockwall Holding, LLC Wisconsin DOC-Lifeline Holdings, LLC Delaware DOC-Lifeline Pittsburgh, LLC Delaware DOC-Lifeline Plano, LLC Delaware DOC-Medcore Eden Hill, LLC Wisconsin DOC-CHI FW Holding, LLC Wisconsin DOC-1400 George Dieter Drive MOB, LLC Wisconsin DOC-515 West Middle Turnpike MOB, LLC Wisconsin DOC-East Boulevard MOB, LLC Wisconsin DOC-TL Slidell MOB, LLC Wisconsin DOC-500 S. Henderson Street MOB, LLC Wisconsin DOC-1400 Education Way MOB, LLC Wisconsin DOC-DG New Albany MOB, LLC Wisconsin DOC-PMAK MOB Holding, LLC Wisconsin DOC-HIGH POINT MOB, LLC Wisconsin DOC-Physicians Drive El Paso, LLC Wisconsin DOC-465 N. Cleveland Avenue MOB, LLC Wisconsin DOC-201 Veterans Way MOB, LLC Wisconsin